UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2023

ODYSIGHT.AI INC.

(Exact name of registrant as specified in its charter)

Nevada	333-188920	847-4257143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 7A and 3B, Industrial Park P.O. Box 3030, Omer, Israel	8496500
(Address of principal executive offices)	(Zip Code)

+972 73 370-4691

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On August 13, 2023, the Board of Directors of Odysight.ai Inc. (the “Board” and the “Company”, respectively) appointed Mr. Nir Nimrodi to serve as a member of the Board. Further, the Board determined that Mr. Nimrodi satisfies the independence requirements of Nasdaq and the Securities and Exchange Commission rules. Below is a description of the relevant business experience for Mr. Nimrodi:

Nir Nimrodi has served as chairman and chief executive officer of Accellix Inc., a life sciences company, since May 2019 and has over 25 years’ experience working in start-ups and large global businesses in the life sciences, pharmaceutical, and biotechnology industries. From 2014 to April 2019, Mr. Nimrodi was the chief business officer of Intrexon (currently Precigen, Inc.). Prior to this, he held several executive roles at Life Technologies Inc. (now part of Thermo Fisher), and was chief executive officer at Proneuron Biotechnologies Inc. and Mindsense Biosystems Ltd. In addition, Mr. Nimrodi currently serves as a member of the board of Evogene Ltd. (NASDAQ: EVGN) and Genesee Scientific, a private company. Mr. Nimrodi holds a B.A. in Economics and an MBA from Tel-Aviv University.

Mr. Nimrodi will receive quarterly fees for his service as a director as described in Item 11 of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 28, 2023.

There are no other arrangements or understandings pursuant to which Mr. Nimrodi was appointed director. There are no family relationships among any of the Company’s directors, executive officers, and Mr. Nimrodi. Except as described above, there are no related party transactions between the Company and Mr. Nimrodi reportable under Item 404 of Regulation S-K.

Item 8.01. Other Events.

On August 17, 2023, the Company issued a press release announcing the appointment of Mr. Nimrodi to the Board, as described under Item 5.02, above. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Number	Description
99.1	Press release dated August 17, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODYSIGHT.AI INC.

Date: August 17, 2023	By:	/s/ Tanya Yosef
	Name:	Tanya Yosef
	Title:	Chief Financial Officer

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